                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549
                                      ---------------------------------------

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): December 17, 2001 (December 6, 2001)
------------------------------------------------------------------------------------------------------------------------------------------------

                                            WESTBURY METALS GROUP, INC.
------------------------------------------------------------------------------------------------------------------------------------------------
                              (Exact name of registrant as specified in its charter)

                                                     New York

-----------------------------------------------------------------------------------------------------------------------------------------------
                                  (State or other jurisdiction of incorporation)

                         033-42408                                                              11-3023099
------------------------------------------------------------------------------------------------------------------------------------------------
                           (Commission File Number) (IRS Employer Identification Number)

                                    750 Shames Drive, Westbury, New York 11590
------------------------------------------------------------------------------------------------------------------------------------------------
                                     (Address of principal executive offices)

                                                  (516) 997-8333
------------------------------------------------------------------------------------------------------------------------------------------------
                               (Registrant's telephone number, including area code)

                                                  Not Applicable
------------------------------------------------------------------------------------------------------------------------------------------------
                           (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
-------

         On December 6, 2001,  pursuant to that certain Asset Purchase  Agreement dated as of October 31, 2001 (the
"Asset Purchase  Agreement"),  Westbury  Alloys,  Inc.  ("Westbury"),  a wholly owned subsidiary of Westbury Metals
Group, Inc. (the "Company"),  sold  substantially  all of the assets of its WestCats  Division  (excluding cash and accounts  receivable)  to Viking  Platinum  LLC (the  "Buyer") for a total  purchase  price of  $1,154,026.00  (the
"Purchase  Price").  Westbury  received  $673,558.00  of the  Purchase  Price which it used to pay down its line of credit with  Sovereign Bank of New England.  The remaining  $480,468.00 of the Purchase Price was deposited into an escrow account to pay the accounts  payable of Westbury's  WestCats  Division.  In connection with the transaction, the Company assigned all its rights and obligations under the lease for its Westbury,  Connecticut  facility to the
Buyer.

         Westbury owns a 25% interest in the Buyer. The Buyer's  operating  agreement  provides for the election of a Board of  Governors,  consisting of not less than five and no more than seven  governors,  to oversee and operate the  business of the Buyer.  So long as Westbury  maintains at least a 25%  ownership  interest in the Buyer it has the right to appoint two  governors to the Board of Governors.  All questions and issues  presented to the Board of
Governors  will be decided by a majority  vote of the  governors.  Pursuant to the terms of the  Buyer's  operating agreement,  each year  Westbury  will  receive from the Buyer an amount  necessary to pay its income tax  liability resulting  from the income and gains of the Buyer and, to the extent  funds are  available,  an amount equal to its share of the Buyer's profits up to a maximum of $250,000.00.

         The Buyer and the Company  entered into a Management and Operation  Agreement dated as of October 31, 2001
(the  "Management  Agreement")  whereby the Company  will assist in the  management  and  operation  of the Buyer's platinum group recovery  business.  The  Management  Agreement  commenced on December 6, 2001 and remains in effect for two years,  and  thereafter  upon the mutual  agreement of the Buyer and the Company.  Pursuant to the terms of the  Management  Agreement,  the Company  will  receive  $20,000.00  for the first three  months of the  Management
Agreement and $18,000.00 for each of the remaining twenty-one (21) months.

         A copy of the Asset Purchase Agreement is attached hereto as an Exhibit.

Item 7.           Financial Statements and Exhibits.
-------

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         To be provided in an Amendment to this Form 8-K.

(c)      Exhibits.

         2.1      Asset Purchase Agreement by and among Westbury Alloys, Inc., Westbury Metals Group,
                  Inc. and Viking Platinum LLC, dated as of October 31, 2001.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities  Exchange Act of 1934, as amended,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              WESTBURY METALS GROUP, INC.

                                                              By:      /s/ Michael Huber
                                                                       --------------------------
                                                                       Michael Huber
                                                                       Chief Operating Officer

Date:  December 14, 2001

#462574v1

                                                                                                        EXHIBIT 2.1

                                             ASSET PURCHASE AGREEMENT

         THIS Asset Purchase Agreement is by and among Westbury Alloys,  Inc., a Delaware  corporation  ("Seller"),
Westbury  Metals  Group,  Inc., a New York  corporation  ("Westbury  Metals") and Viking  Platinum  LLC, a Delaware
limited liability Company ("Buyer").

         Recitals

         On this date Seller has agreed to sell to Buyer,  and Buyer has agreed to purchase  from  Seller,  certain assets of Seller's  WestCats  division (the "Business") and Westbury Metals has agreed to assign to Buyer and Buyer has agreed to assume from  Westbury  Metals a real estate  lease with  respect to  premises  used in the  Business.
Seller,  Westbury Metals and Buyer desire to enter into certain  agreements with respect to such sale of assets and assignment of lease.

                                                    Agreements
                                                    ----------

         IT IS MUTUALLY agreed by and between the parties hereto as follows:

1.       Purchase and Sale of Assets.
         ---------------------------

         1.1      Sale of Assets.  At the  closing,  which  shall be  December  5, 2001 or such other date as Buyer
                  --------------
and Seller shall  mutually  agree upon (the  "Closing"),  Seller and Westbury  Metals shall sell,  convey,  assign, transfer and deliver to Buyer,  and Buyer shall  acquire,  purchase and accept from Seller and Westbury  Metals all of the  right,  title and  interest  of Seller and  Westbury  Metals in and to the  following  assets of Seller and
Westbury  Metals used or held for use in  connection  with the  Business as the same shall exist on the date hereof
(except as otherwise specified in Paragraph 1.3) (the "Assets"):
                                  -------------

                  (a)      all  of  Seller's  and/or  Westbury   Metal's  rights  under  the  contracts  and  other
agreements (the  "Contracts") and the personal property leases (the "Leases")  relating to the Business,  as listed on Schedule 1.1(a) (in each case to the extent that they continue in effect after the Closing);
   ---------------

                  (b)      all equipment and computer  hardware  listed on Schedule  1.1(b),  and all  improvements
                                                                           ----------------
and  leasehold  improvements  which are owned by Seller,  related to the  Business  and are located on or about the premises located at 46 Municipal Road, Waterbury, Connecticut (the "Premises");

                  (c)      all  inventory  and supplies  owned by Seller and used or held for use in the  Business, as listed on Schedule 1.1(c) ("Inventory");
             ---------------

                  (d)      all  furniture  and fixtures  owned by Seller and used or held for use in the  Business, as listed on Schedule 1.1(d);
             ---------------

                  (e)      all know-how, trade secrets, recipes and formulas used in the Business;

                  (f)      all  prepayments  made to Seller in connection with services to be performed or goods to be supplied by the Business after the date hereof;

                  (g)      all operating data and records used in connection with the Business,  including  without limitation the following:  books; records;  sales reports;  invoices,  business development and marketing plans and copies of sales and use tax  certificates  relating to the  Business;  order files and credit  histories;  supplier information; purchasing records; employee manuals; and invoices;

                  (h)      all  transferable  licenses,   permits,   certificates,   approvals  and  authorizations
relating to the Business;

                  (i)      the right to use the telephone number or numbers used by the Business; and

                  (j)      all  rights  relating  to or  arising  out of the  Business  under  express  or  implied warranties from the suppliers of the Business and with respect to the other Assets being transferred to Buyer.

         1.2      Excluded  Assets.  The Assets do not  include  any assets  other than as set forth in  Paragraph
                  ----------------                                                                       ----------
1.1,  including but not limited to interests of Seller in any real property that it leases or occupies  (other than
---
the  Premises),  cash and cash  equivalents  (including but not limited to deposits with third  parties),  accounts receivable,  deposits and advances on Inventory as described in Section 1.9, insurance  policies and proceeds,  and
Seller's corporate books and records ("Excluded Assets").

         1.3      Real Estate  Lease.  At the  Closing,  Westbury  Metals  shall  assign to Buyer,  and Buyer shall
                  ------------------
accept from Westbury  Metals all of the right,  title and interest  (including  any option rights and any rights to the return of deposits  thereunder)  of Westbury  Metals in and to that certain  lease  agreement  dated January 4,
2001 by and between Heraeus Metal Processing,  Inc., as landlord,  and Westbury Metals, as tenant,  with respect to the Premises  (the "Real Estate  Lease");  provided,  however,  that such  assumption  is subject to the consent of
Haraeus Metal Processing, Inc.

         1.4      Purchase  Price.  (a) The  purchase  price for the Assets and the Real Estate  Lease is the total
                  ---------------
of (i) US $770,983,  plus (ii) 78.2% of the market value of Inventory as shown on Seller's  balance sheet as of the
Closing  Date,  determined  in  accordance  with GAAP as  applied  by Seller  consistent  with past  practice  (the
"Purchase  Price"),  paid by Buyer to Seller at the Closing.  The Purchase  Price shall be paid by wire transfer of immediately  available  funds as follows:  (x) the amount equal to the Escrow Amount  determined in accordance with
Paragraph  1.4(b)  hereof to the Escrow  Agent as provided in  Paragraph  1.4(b) and (y) the balance  thereof to an
-----------------                                              -----------------
account  designated  by the Seller.  The Purchase  Price shall be  allocated in  accordance  with  Schedule  1.4(a)
                                                                                                   ----------------
hereto.

                  (b) At the  Closing,  Buyer  shall  deposit  funds  equal to the  aggregate  amount  of  Seller's accounts  payable  assumed  by  Buyer  as of the  Closing  Date as shown on the  schedule  (the  "Assumed  Payables
Schedule")  delivered  to Buyer by Seller  on the  Closing  Date  (the  "Escrow  Amount"),  into an escrow  account established  pursuant to an Escrow  Agreement of even date  herewith,  among Buyer,  Seller and  Hinckley,  Allen &
Snyder LLP, counsel to Seller and Westbury Metals (the "Escrow Agent").  The Assumed Payables  Schedule,  a copy of which shall be delivered to the Escrow Agent,  shall include a list of Seller's  accounts  payable assumed by Buyer and the name and address of each  vendor on such list.  The Escrow  Agent  shall use the Escrow  Amount to pay such accounts payable in accordance with the terms of the Escrow Agreement.

                  (c) In addition to the payment of the  Purchase  Price,  at the  Closing,  Buyer shall  reimburse
Seller for the salary and benefits  cost paid by Seller since  October 1, 2001 to, and on behalf of, the  employees of Seller set forth on Schedule  1.4(c) hereto (the  "Employee  Reimbursement").  Seller shall certify to Buyer the
                       ----------------
amount of the Employee  Reimbursement,  which amount shall be paid by wire transfer of immediately  available funds to an account designated by Seller.

         1.5      Employees.  Buyer  shall  have  the  right  but not  the  obligation  to hire  some or all of the
                  ---------
employees of Seller used in the Business  after the date hereof,  and Seller shall be responsible  for  termination of all of such employees.  Seller shall be responsible for any and all costs,  obligations,  liabilities,  notices, benefits,  expense reimbursements,  workers compensation,  social security, health insurance and any other payments to such employees or to any state or federal governmental agency,  including without limitation severance,  accrued vacation or other benefits,  or those arising under any  unemployment or other applicable laws arising prior to the
Closing  Date.  Seller  shall  indemnify  and hold  harmless  Buyer from and against all  claims,  demands,  costs, expenses  (including  reasonable  attorneys'  fees) as incurred,  liabilities  and losses which may result from the failure of Seller to comply with such responsibilities in connection with its employees.

         1.6      Taxes.  Buyer shall be  responsible  for all sales,  use,  transfer,  excise and other taxes with
                  -----
respect to the sale or transfer of the  Assets,  provided,  however,  that Buyer shall not be  responsible  for any federal,  state or local  taxes  applicable  to Seller on account of its basis or gain in the Assets  upon the sale contemplated hereby.

         1.7      Adjustments.  The Purchase  Price has been adjusted and set at Closing,  taking into account real
                  -----------
estate taxes,  personal property taxes,  rents,  water, fuel, sewer,  utilities,  prepayments and the like based on the number of days elapsed in the  calendar/fiscal  year through the date  hereof,  as is customary  for the bar in
Waterbury, Connecticut.

         1.8      Limitation.  Buyer is  familiar  with the Assets and the  Business,  has had access to  pertinent
                  ----------
financial  and other  information  and an  opportunity  to ask  questions  of Seller,  and to review the  financial affairs and  operations  of the  Business.  Except as set forth in  Paragraph  3.2 hereof,  neither  Seller nor its
                                                                    --------------
shareholders,  directors or officers make any representations,  warranties or covenants with respect to the Assets, their condition,  the Business or the financial affairs,  operations or prospects of the Business, and shall not be liable to Buyer for any claims of Buyer or others with respect thereto.

1.9      Collections of Accounts  Receivable;  Settlement of Deposits and Advances.  All accounts receivable of the
         -------------------------------------------------------------------------
Business  generated  prior to the Closing,  and all  deposits  and  advances on  Inventory  purchases as shown on a
Schedule  delivered  to Buyer at the Closing (the  "Advances"),  shall  remain the sole and  exclusive  property of
Seller  (or  Seller's  factor,  as the case may be).  Accordingly,  Buyer  shall  have no  authority  to grant  any markdowns,  discounts,  allowances,  adjustments  or other  accommodations  with  respect to  pre-closing  accounts receivable or to compromise  any such  Advances.  If any payments by customers in respect of  pre-Closing  accounts receivable  are  inadvertently  paid or credited to Buyer or its factor,  Buyer shall,  promptly  after the receipt thereof,  make a payment  in like  amount  to  Seller.  Similarly,  Seller  shall  have no  authority  to grant any markdowns,  discounts,  allowances,  adjustments  or other  accommodations  with  respect to  Buyer's  post-Closing accounts  receivable.  Further,  upon  delivery of  inventory to Buyer for which there is an  outstanding  Advance,
Buyer shall immediately pay the  corresponding  Advance to Seller.  The parties shall, in all instances,  cooperate in good faith to resolve disputes concerning their respective accounts receivable and Advances.

2.       Assumed Liabilities.
         -------------------

         As of the  date  hereof,  Buyer  hereby  assumes  and  agrees  to  pay,  perform  and  discharge:  (i) the obligations and  liabilities of Westbury  Metals under the Real Estate Lease;  (ii) the obligations and liabilities of Seller  and/or  Westbury  Metals under the  Contracts and Leases;  and (iii) the specific  accounts  payables of
Seller   relating  to  the  Assets  and  the  Business   listed  on  Schedule  2.2   (collectively,   the  "Assumed
                                                                     -------------
Liabilities").  Buyer does not assume and shall not be responsible  for any liabilities or obligations of Seller or
Westbury  Metals,  or any  liabilities  or  obligations  relating to the  Business or the Assets,  in any case from whosoever or howsoever  claimed,  other than the Assumed  Liabilities.  Seller shall  indemnify  and hold  harmless
Buyer from and against all claims,  demands,  costs,  expenses (including  reasonable attorneys' fees) as incurred, liabilities  and losses  arising  from  liabilities  relating to the  Business or the Assets  arising  prior to the
Closing  Date other than the Assumed  Liabilities.  Buyer shall  indemnify  and hold  harmless  Seller and Westbury
Metals from and against all claims,  demands,  costs,  expenses (including reasonable attorneys' fees) as incurred, liabilities and losses arising from or related to the Assumed  Liabilities  and to the liabilities  relating to the
Business or the Assets arising on and after the Closing Date.

3.       Representations and Warranties of Seller.  Seller represents and warrants as of the date hereof that:
         ----------------------------------------

         3.1      Corporate  Status.  Seller  is a  corporation  duly  organized,  validly  existing  and  in  good
                  -----------------
standing  under  the laws of the State of  Delaware.  Westbury  Metals is a  corporation  duly  organized,  validly existing  and in good  standing  under the laws of the State of New York.  Each of Seller and  Westbury  Metals has
full power and authority to own its properties and to carry on its business as now owned and carried on by it.

         3.2      Title to Assets.  Seller has good and  marketable  title to all Assets  used by it in the conduct
                  ---------------
of its Business.  All such Assets are free and clear of  restrictions  on or conditions to transfer or  assignment, and free and clear of liens or  encumbrances,  except  for (i) liens  for  taxes  and  assessments  not yet due and payable,  and minor  imperfections  of title and  encumbrances,  the  existence  of which would not have a material adverse effect on the Business or Assets  ("Permitted  Liens") and (ii) the lien of Sovereign Bank, as successor in interest to Fleet  National  Bank,  formerly  known as  BankBoston,  N.A.  ("Sovereign")  pursuant to that  certain
Security  Agreement  dated  as of  July  13,  1999  by  and  among  Seller,  Reliable  West  Tech,  Inc.,  Westbury
International,  Inc. and  Sovereign.  EXCEPT AS OTHERWISE  SET FORTH  HEREIN,  THE ASSETS ARE SOLD AS IS, WHERE IS,
EXCLUDING ALL WARRANTIES,  EXPRESS OR IMPLIED,  INCLUDING IMPLIED WARRANTIES OF  MERCHANTABILITY  AND FITNESS FOR A
PARTICULAR PURPOSE.

         3.3      Authority  and  Consents.  Each of  Seller  and  Westbury  Metals  has the  right,  power,  legal
                  ------------------------
capacity,  and authority to enter into, and perform its respective  obligations  under,  this Agreement.  Except as indicated  on Schedule  1.1(a)  hereto,  Seller has  obtained  all  authorizations,  consents and permits of others
              ----------------
required to permit the  consummation of the  transactions  contemplated by this Agreement,  including  specifically all  consents  necessary  to assign all the  Contracts  and Leases  being  assigned  hereunder.  In  addition,  the execution,  delivery and  performance by it of all of its  obligations  hereunder does not and will not violate any provision of any material  contract,  indenture or other  agreement by which it is bound, or any order of any court or governmental authority.

         3.4      Broker's  or  Finder's  Fees.  No agent,  broker,  person  or firm  acting on behalf of Seller or
                  ----------------------------
Westbury  Metals is, or will be,  entitled to any  commission  or broker's or finder's fees from any of the parties hereto,  or from any person  controlling,  controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

         3.5      Enforceability.  This  Agreement,  and the other  documents to which Seller or Westbury Metals is
                  --------------
a party when delivered  hereunder will  constitute the legal,  valid and binding  obligations of Seller or Westbury
Metals (as the case may be),  enforceable  against  Seller or  Westbury  Metals (as the case may be) in  accordance with their respective terms.

         3.6      Cooperation  and  Disclosure.  Seller and  Westbury  Metals  have  provided  Buyer with  complete
                  ----------------------------
access to the  books,  records,  Business  and  Assets of the  Seller  and have not made an untrue  statement  of a material  fact nor omitted to state any  material  fact  necessary to make such  materials  not  misleading  in the circumstances  in which such  access was  provided.  To  Seller's  and  Westbury  Metals'  knowledge,  there are no liabilities related to the Business or the Assets other than the Assumed Liabilities.

4.       Representations and Warranties of Buyer.  Buyer represents and warrants as of the date hereof that:
         ---------------------------------------

         4.1      Corporate Status.  Buyer is a limited  liability  company,  duly organized,  validly existing and
                  ----------------
in good standing  under the laws of the State of Delaware,  with full power and authority to own its properties and carry on its business as now owned and carried on by it.

         4.2      Authority  and  Consents.  Buyer has the right,  power,  legal  capacity,  and authority to enter
                  ------------------------
into, and perform the obligations  under,  this  Agreement,  and no approvals or consents of any other persons with respect thereto are necessary in connection with this Agreement.

         4.3      Broker's or Finder's  Fees.  Except for the Warrior  Division  of  Standard  Americas,  Inc.,  no
                  --------------------------
agent,  broker,  person or firm acting on behalf of Buyer is, or will be,  entitled too any  commission or broker's or finder's  fees from any of the parties  hereto,  or from any person  controlling,  controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

         4.4      Enforceability.  This  Agreement  and  the  other  documents  to  which  Buyer  is a  party  when
                  --------------
delivered  hereunder will constitute the legal,  valid and binding  obligations of Buyer and,  enforceable  against
Buyer in accordance with their respective terms.

5.       CLOSING DELIVERIES
         ------------------

         5.1      Seller's  Deliveries.  At  the  Closing,  Seller  shall  deliver  to  Buyer  the  following,  all
                  --------------------
documents to be in form and substance satisfactory to Buyer and Buyer's counsel:

                  (a)      A Bill of Sale  executed  by Seller  transferring  title to the Assets free and clear of all liens and encumbrances (other than Permitted Liens);

                  (b)      An Assignment  and  Assumption  Agreement  with respect to the Contracts and Leases (the
"Assignment and Assumption Agreement") executed by Seller and Westbury Metals;

                  (c)      An  Assignment  and  Assumption  Agreement  and Release  with respect to the Real Estate
Lease (the "Real Estate  Assignment")  executed by Westbury  Metals,  together  with (i) a true and correct copy of said Lease, and (ii) the consent to assignment of Haraeus Metals Processing, Inc;

                  (d)      The Assumed Payables Schedule and Schedule of Advances;

                  (e)      An Escrow Agreement covering the payment of the payables listed on the Assumed
Payables Schedule (the "Escrow Agreement") executed by Seller;

                  (f)      A good standing certificate from the State of Delaware with respect to Seller;

                  (g)      A copy of Articles of Incorporation of Seller certified by the State of Delaware;

                  (h)      A Certificate of Secretary of Seller regarding bylaws, votes and incumbency; and

                  (i)      A good standing certificate from the State of New York with respect to Westbury Metals;

                  (j)      A copy of Articles of  Incorporation  of Westbury  Metals  certified by the State of New
York; and

                  (k)      A Certificate of Secretary of Westbury Metals regarding bylaws, votes and incumbency.

         5.2      Buyer's Deliveries.  At the Closing,  Buyer shall deliver to Seller the following,  all documents
                  ------------------
to be in form and substance satisfactory to Seller and Seller's counsel:

                  (a)      The Purchase Price;

                  (b)      The Employee Reimbursement;

                  (c)      The Assignment and Assumption Agreement executed by Buyer;

                  (d)      The Real Estate Assignment executed by Buyer;

                  (e)      The Escrow Agreement executed by Buyer;

                  (f)      A good standing certificate from the State of Delaware with respect to Buyer;

                  (g)      A copy of Articles of Organization of Buyer certified by the State of Delaware;

                  (h)      A certificate of qualification of Buyer to do business in the State of Connecticut; and

                  (i)      A  Certificate  of  Secretary  of  Buyer  regarding  operating   agreement,   votes  and
incumbency.

6.       Miscellaneous.
         -------------

         6.1      Governing  Law. The validity,  interpretation,  construction  and  performance  of this Agreement
                  --------------
shall be governed by and be in  accordance  with the laws of the State of  Connecticut,  without  reference  to its laws governing  conflicts of law. Each party  irrevocably  agrees that any legal action or  proceedings  against it with respect to this  Agreement may be brought in the courts of the State of  Connecticut,  or in any United States
District  Court  of  Connecticut,  and,  by its  execution  and  delivery  of this  Agreement,  each  party  hereby irrevocably  submits to each such  jurisdiction and hereby  irrevocably  waives any and all objections which it may have as to venue in any of the above  courts.  Each party  further  consents  and agrees that any process or notice of motion or other  application  to either of said Courts or any judge  thereof,  or any notice in connection  with any  proceedings  hereunder,  may be  served  inside  or  outside  the  State of  Connecticut  or the  District  of
Connecticut by registered or certified mail,  return receipt  requested,  postage  prepaid,  and be effective as of the receipt  thereof,  or in such other manner as may be  permissible  under the rules of said  Courts.  Each party hereby waives trial by jury in any action or proceeding in connection with this Agreement.

         6.2      Integration.  This Agreement,  including the Schedules  attached  hereto,  constitutes the entire
                  -----------
agreement  between the parties with  respect to the subject  matter  hereof,  and any and all  agreements,  oral or written,  in  relation  thereto are hereby  expressly  superseded  and  canceled.  Any  amendment  hereto  shall be evidenced by a writing signed by a duly authorized representative of the party affected.

         6.3      Severability.  If any term or  provision of this  Agreement,  or the  application  thereof to any
                  ------------
person  or under  any  circumstance,  shall to any  extent be  invalid  or  unenforceable,  the  remainder  of this
Agreement,  or the application of such terms to the persons or under  circumstances other than those as to which it is invalid or  unenforceable,  shall be considered  severable and shall not be affected  thereby,  and each term of this  Agreement  shall  be  valid  and  enforceable  to the  fullest  extent  permitted  by  law.  The  invalid  or unenforceable  provisions  shall, to the extent  permitted by law, be deemed amended and given such  interpretation as to achieve the economic intent of this Agreement.

         6.4      Successors  and  Assigns.  This  Agreement  shall be binding upon and inure to the benefit of the
                  ------------------------
heirs,  legal  representatives,  successors and assigns of each party hereto.  This Agreement shall not be assigned by any party without the prior written consent of the other party.

         6.5      Waiver.  The failure of any party to insist in any one  instance or more upon strict  performance
                  ------
of any of the terms and conditions  hereof,  or to exercise any right or privilege herein  conferred,  shall not be construed as a waiver of such terms,  conditions,  rights or privileges,  but same shall continue to remain in full force and effect.  Any waiver by any party of any  violation  of,  breach of or default under any provision of this
Agreement by the other party shall not be construed as, or constitute,  a continuing  waiver of such provision,  or waiver of any other violation of, breach of, or default under any other provision of this Agreement.

         6.6      Post-Closing  Cooperation.  From and after the date  hereof,  the parties  shall  cooperate  with
                  -------------------------
each other to effectuate  the  transactions  contemplated  by this Agreement and from time to time will execute and deliver  such  additional  documents  and take  such  additional  actions  as may be  necessary  to  carry  out the transactions contemplated by this Agreement.

         6.7      Third Party  Beneficiaries.  Each party hereto intends that this  Agreement  shall not benefit or
                  --------------------------
create any right or cause of action in or on behalf of any person other than the parties hereto.

         6.8      Headings.  The Paragraph  headings in this Agreement are inserted for  convenience  and shall not
                  --------
control or affect the meaning or construction of any provision of this Agreement.

         6.9      Survival.  All  representations,  warranties,  covenants and agreements of the parties  contained
                  --------
in this Agreement, or in any instrument,  certificate,  or opinion provided for in it, will survive the Closing for a period of twelve (12) months.

         6.10     Notices.  All notices,  requests,  demands and other  communications  required or permitted to be
                  -------
given or made  under  this  Agreement  will be in  writing  and  shall be  effective  upon  receipt,  if  delivered personally,  or three  business  days after  deposit in the United  States mail,  postage  prepaid,  registered  or certified,  return  receipt  requested,  confirmed  facsimile,  or one business day after deposit with a nationally recognized overnight courier service and addressed, in the case of Seller and Westbury Metals, to:

                  Westbury Metals Group, Inc.
                  300 Centerville Road, Suite 340
                  West Warwick, Rhode Island 02886
                  Attention:      Michael J. Huber
                  Facsimile:       (401) 384-6039
                  Confirmation:  (401) 384-6040

with a copy to:

                  Hinckley, Allen & Snyder LLP
                  1500 Fleet Center
                  Providence, Rhode Island 02903
                  Attention: Margaret D. Farrell, Esq.
                  Facsimile:     (401) 277-9600
                  Confirmation: (401) 274-2000

In the case of Buyer, to:

                  Viking Platinum, LLC
                  46 Municipal Road
                  Waterbury, Connecticut 06708
                  Attention:   President
                  Facsimile:       (203) 705-8662
                  Confirmation:  (203) 574-7979

with a copy to:

                  Viking Investments & Asset Management Limited
                  Block D
                  Peter Place Office Park
                  54 Peter Place
                  Bryanston, South Africa
                  Attention:       David Mostert
                  Facsimile:   01127117069108
                  Confirmation:  01127115482400

and

                  Justin M. Sullivan, Esq.
                  75 Burr Road
                  Bloomfield, Connecticut 06002
                  Facsimile:      (860) 206-4053
                  Confirmation: (860) 243-5115

         6.11     Several  Counterparts.  This  Agreement  may  be  executed  in one or  more  counterparts  and by
                  ---------------------
different parties on different  counterparts,  all of which shall constitute a single agreement.  In enforcing this
Agreement,  it shall be  necessary  to produce and account for only one  counterpart  hereof  executed by the party against which enforcement is sought.

                                         [SIGNATURES APPEAR ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 31st day of October, 2001.

Attest:                                                       WESTBURY ALLOYS, INC.

                                                              By
-----------------------------------------------------           ---------------------------------------------------
                                                                    Title:

Attest:                                                       WESTBURY METALS GROUP, INC.

                                                              By
-----------------------------------------------------           ---------------------------------------------------
                                                                    Title:

Attest:                                                       VIKING PLATINUM LLC

                                                              By
-----------------------------------------------------           ---------------------------------------------------
                                                                    Title: